                                   MAXXAM INC.

                          Limited Power of Attorney for
                            Securities Law Compliance

     The  undersigned,  as an officer or  director  of MAXXAM  Inc.,  a Delaware corporation  (the  "Company"),  hereby  constitutes and appoints each of J. Kent
Friedman,  Bernard L. Birkel, Valencia A. McNeil, or Donna M. Tryggvason, or any
of them signing singly,  and with full power of  substitution or revocation,  as the undersigned's  true and lawful  attorney-in-fact,  both individually and, as applicable,  in the  undersigned's  capacity  as an officer  and/or  director of
MAXXAM Inc. (the  "Company")  to: (a) prepare,  execute,  and submit to the U.S.
Securities and Exchange  Commission (the "SEC") a Form ID, including  amendments thereto,  and any other  documents  necessary or appropriate to obtain codes and passwords  enabling the undersigned to make  electronic  filings with the SEC of reports  required by any law or any rule or  regulation  of the SEC; (b) prepare and  execute,  and  otherwise  perform  any such  deeds as may be  necessary  or desirable  to  complete  and file such Forms  144,  Forms 3, 4, and 5, and other forms, and any amendments thereto, as such attorney-in-fact  shall in his or her
discretion   determine  to  be  required  or  advisable  pursuant  to  Rule  144 promulgated  under the  Securities  Act of 1933,  Section  16 of the  Securities
Exchange Act of 1934 and the rules and regulations  promulgated  thereunder,  or any successor laws, rules and regulations;  and (c) take any other action of any type whatsoever in connection  with the foregoing  which, in the opinion of such attorney-in-fact,  may be of  benefit  to, in the best  interest  of, or legally required by, the undersigned.  The undersigned  hereby ratifies and confirms all that said  attorneys-in-fact  and agent (or substitutes) shall do or cause to be done by virtue hereof.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned is no longer  required to file any of the forms described above with respect to the  undersigned's  holdings of and transactions in securities issued by the Company,  unless earlier  revoked by the  undersigned in a signed writing delivered to the foregoing attorneys-in-fact. The undersigned hereby revokes and terminates,  effective  as of the date hereof,  any previous  powers of attorney granted to any officer or employee of the Company  relating to any matters  that are the subject of this Power of Attorney and this instrument  shall  constitute notice of such action.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of October, 2005.

                                                        /s/ M. Emily Madison
                                                 ----------------------------------
                                                            M. Emily Madison